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                                                                   EXHIBIT 32(b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Teleflex Incorporated (the "Company") on Form 10-K for the period ending December 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Sickler, Chief Financial Officer and Vice Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date : March 11, 2004

                                                  /s/ JOHN J. SICKLER
                                       -----------------------------------------
                                                     John J. Sickler
                                             Interim Chief Financial Officer
                                                    and Vice Chairman

A signed original of this written statement required by Section 906 has been provided to Teleflex Incorporated and will be retained by Teleflex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.